UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2008

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-10971                  52-1508198
----------------------------         ----------------         -----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                           20036
---------------------------------------                        ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments  to Articles of  Incorporation  or Bylaws;  Change in
                Fiscal Year
                ----------------------------------------------------------------

     On October 22, 2008, the board of directors of Abigail Adams National Bancorp, Inc. (the "Company"), amended and restated their bylaws. The bylaw amendment (i) eliminated the age limitation for directors serving on the board upon reaching age 72 and (ii) added a Section 2.10, "Procedures at Stockholder Meetings." Previously the bylaws did not include such a provision. A complete copy of the bylaws, as amended is attached as Exhibit 3.1 to this report.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:


     3.1      Bylaws of Abigail Adams National Bancorp, Inc., as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: October 24, 2008               By:   /s/  Karen Troutman
                                           ------------------------------------
                                                Karen Troutman
                                                Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.        Description
  ----------         -----------

    3.1              Bylaws of Abigail Adams National Bancorp, Inc., as amended.